                              PORTFOLIO DIRECTOR 2
                               SEPARATE ACCOUNT A
                              FOR SERIES 2.1-2.11

                         SUPPLEMENT ISSUED JULY 1, 1997
                        TO PROSPECTUS DATED MAY 1, 1997

   SCUDDER GROWTH AND INCOME FUND SEPARATE ACCOUNT EXPENSES FOR PARTICIPANTS

The section of the Fee Table on page 4 that reflects Separate Account Expenses and the related Examples on pages 5 and 6 are amended to include the following information for the Scudder Growth and Income Fund:

                                   FEE TABLE
SEPARATE ACCOUNT EXPENSES
(as a percentage of Separate Account net assets):

                                             MORTALITY         SEPARATE ACCOUNT           TOTAL
                                            AND EXPENSE            EXPENSE              SEPARATE
                   FUND                     RISK CHARGE         REIMBURSEMENT          ACCOUNT FEE
                   ----                     -----------        ----------------        -----------
Scudder Growth and Income(3)                   1.25%               (0.25%)                1.00%

(3) The Scudder Growth and Income Fund and/or its affiliate pays administrative, shareholder service or distribution fees to the Company of 0.25%.

                       SCUDDER GROWTH AND INCOME (DIVISION 21)

                                              1 Year        3 Years        5 Years        10 Years
                                              ------        -------        -------        --------
EXAMPLE #1
Assuming No Account Maintenance Fee and No
  Surrender at the End of the Period Shown:    $18           $ 56           $ 97            $210

EXAMPLE #2
Assuming No Surrender at the End of the
  Period Shown:                                $19           $ 58           $100            $218

EXAMPLE #3
Assuming Surrender at the End of the Period
  Shown:                                       $65           $108           $150            $218

VA9875-A